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                                                                  Exhibit 10.10



                            REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is made and entered into as of November 10, 1997, among PSINet Inc., a New York corporation (the "Company"), Lehman Brothers Inc., a Delaware corporation ("Lehman"), SBC Warburg Dillon Read Inc., a Delaware corporation ("SBC"), KA Investments, LDC, a corporation organized and existing under the laws of the British Virgin Islands ("KA Investments"), and Brown Simpson Strategic Growth Fund, L.P., a New York limited partnership ("Brown Simpson Strategic Growth Fund"). Each of Lehman, SBC, KA Investments and Brown Simpson Strategic Growth Fund is a "Purchaser" and collectively they are referred to herein as the "Purchasers."

         WHEREAS, this Agreement is made pursuant to the Convertible Preferred Stock Purchase Agreement, dated as of the date hereof among the Company and the Purchasers (the "Purchase Agreement").

         WHEREAS, the Company has previously granted or agreed to grant registration rights to certain other holders of the Company's securities pursuant to the Other Registration Rights Agreements.

         WHEREAS, it is the intention of the parties to this Agreement that the registration rights granted hereunder shall rank ratably with the registration rights under the Other Registration Rights Agreements.

         WHEREAS, certain defined terms are set forth in Section 1 hereof.

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and in consideration of the mutual covenants contained herein and for other good and available consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

    1.   Definitions

         Capitalized terms used but not otherwise defined herein and defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

         "Advice" shall have meaning set forth in Section 3(n).

         "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the


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possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

         "Amended and Restated Registration Rights Agreement" shall mean the Amended and Restated Registration Rights Agreement dated as of January 17, 1995 among the Company and the other parties thereto.

         "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which The Nasdaq National Market is closed.

         "Commission" means the Securities and Exchange Commission.

         "Common Stock" means the common stock, $.01 par value, of the Company.

         "Demand Date" means the date on which the Demand Notice is delivered to the Company.

         "Demand Notice" means the notice given to the Company by the Holders of Registrable Securities holding at least the Required Demand Percentage demanding that the Company register their Registrable Securities under the Securities Act in accordance with the terms of this Agreement, provided, however, that a Demand Notice may not be given prior to December 31, 1997.

         "Effectiveness Date" means, with respect to the Registration Statement to be filed with respect to the Preferred Stock, the date which (subject to the last paragraph of Section 3) is the earlier of (i) the fifth day after the Company is advised by the Commission that the Commission has no additional comments to the Registration Statement and (ii) the fifth day after the Company receives a no review notice from the Commission, or, if such date in (i) or (ii) above is not a Business Day, the next Business Day following such date.

         "Effectiveness Period" shall have the meaning set forth in Section
2(a).

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Filing Date" means the date (subject to the last paragraph of Section
3) which is the 75th day after the Demand Date, or, if such date is not a Business Day, the next Business Day following such 75th day.

         "Holder" or "Holders" means any record holder of Preferred Stock or of Common Stock issued upon conversion of Preferred Stock who is a party to this Agreement or is otherwise entitled to the benefits of this Agreement. When this Agreement specifies a percentage or proportion of the Registrable Securities required to take some action, each

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Holder of Preferred Stock, as such, shall be deemed to be a Holder of the number of shares of Common Stock into which such Preferred Stock is convertible.

         "Indemnified Party" shall have the meaning set forth in Section 5(c).

         "Indemnifying Party" shall have the meaning set forth in Section 5(c).

         "IXC" means IXC Internet Services, Inc.

         "IXC Agreement" means the IRU and Stock Purchase Agreement, dated as of July 22, 1997 between the Company and IXC.

         "IXC Registration Rights Agreement" means the Registration Rights Agreement proposed to be entered into between the Company and IXC in substantially the form of Exhibit N to the IXC Agreement, for so long as the same may be in effect.

         "Losses" shall have the meaning set forth in Section 5(a).

         "Other Registration Rights Agreements" shall mean the Amended and Restated Registration Rights Agreement, the Registration Rights Agreement dated February 8, 1995 between the Company and the parties thereto, the Registration Rights Agreement dated June 16, 1995 between the Company and the parties thereto, the Registration Rights Agreement dated July 11, 1995 between the Company and the parties thereto, the Registration Rights Agreement dated September 19, 1996 between the Company and the parties thereto, the IXC Registration Rights Agreement and the agreements granting registration rights contained in the Warrants listed on Schedule 2.1(s) of the Schedules to the Purchase Agreement, as each of the same may be amended from time to time, for so long as the same may be in effect.

         "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

         "Preferred Stock" means the Company's Series B 8% Convertible Preferred Stock, $.01 par value per share, issued pursuant to the Purchase Agreement.

         "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

         "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable

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Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

         "Registrable Securities" at any time means (i) the shares of Common Stock issued before that time pursuant to conversion of Preferred Stock, provided such shares are held by a Holder, and (ii) the shares of Common Stock that are issuable at that time upon conversion of Preferred Stock by a Holder thereof (regardless of whether a conversion notice has been given) or are issuable upon conversion of Preferred Stock to be issued in payment of dividends declared in shares of Preferred Stock but not theretofore paid.

         "Registration Statement" means the registration statements contemplated by Section 2(a) (and any additional Registration Statements contemplated in the definition of Registrable Securities), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

         "Required Demand Percentage" means 51% of the number of Registrable Securities outstanding on the date of the Demand Notice.

         "Rule 158" means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Special Counsel" means any one firm of special counsel to the Holders.

         "Underwritten Offering" means an offering in which Registrable Securities are sold to one or more underwriters for resale to the public pursuant to an effective registration statement, provided that the managing underwriter executes and delivers to the Company a confidentiality agreement in form and substance reasonably satisfactory to the Company.

    2.   Demand Shelf Registration

         (a) On or prior to the Filing Date, the Company shall prepare and file with the Commission a "Shelf" Registration Statement covering all Registrable Securities for an

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offering to be made on a continuous basis pursuant to Rule 415.  The
Registration Statement shall be on Form S-3 (or if the Company is not then eligible to register the Registrable Securities for resale on Form S-3, such registration shall be on another appropriate form in accordance herewith, which form shall be reasonably acceptable to the Holders). Subject to the last paragraph in Section 3 of this Agreement, the Company shall use its reasonable best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the Effectiveness Date, and to keep such Registration Statement continuously effective under the Securities Act until the date which is three years after the Original Issue Date or such earlier date when all Registrable Securities covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144 as determined by counsel to the Company (which may be counsel employed by the Company) (the "Effectiveness Period"). If an additional Registration Statement is required to be filed because the actual number of shares of Common Stock into which the Preferred Stock is convertible exceeds the number of shares of Common Stock initially registered in respect of the Preferred Stock, the Company shall have 30 Business Days to file such additional Registration Statement. Once a Registration Statement filed pursuant to this Section 2(a) is declared effective by the Commission, the holders of the Preferred Stock shall not have the right to make any additional demands for registration under this Section 2(a), other than demands to register additional shares of Common Stock in the circumstances set forth in the preceding sentence.

         (b) If the Holders of a majority of the Registrable Securities so elect, the offering of Registrable Securities pursuant to the Registration Statement may be effected in the form of an Underwritten Offering, certain costs and expenses of which will be paid in accordance with Section 4(b) hereof. The Company will not be required to effect more than one Underwritten Offering under this Agreement and shall not be required to effect an Underwritten Offering unless at the time of a written request of the Holders electing an Underwritten Offering the average daily trading volume of the Common Stock on The Nasdaq National Market (or any other market or quotation system on which the Company's Common Stock is then quoted or listed) during the period of 60 days immediately prior to such request shall be less than 50,000 shares. In such event, and if the managing underwriters advise the Company and such Holders in writing that in their opinion the amount of Registrable Securities proposed to be sold in such Underwritten Offering exceeds the amount of Registrable Securities which can be sold in such Underwritten Offering, there shall be included in such Underwritten Offering the amount of such Registrable Securities which in the opinion of such managing underwriters, including any securities to be sold in accordance with the Other Registration Rights Agreements, can be sold, and such amount shall be allocated pro rata among the Holders proposing to sell Registrable Securities in such Underwritten Offering and the holders of the other securities required to be included in such registration statement pursuant to the Other Registration Rights Agreements.

         (c) If any of the Registrable Securities are to be sold in an Underwritten Offering, the managing underwriter that will administer the offering (which managing underwriter shall be of national standing and reputation) will be selected by the participating

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Holders upon consultation with the Company.  No Holder may participate in any
Underwritten Offering hereunder unless such Person (i) agrees to sell its Registrable Securities on the basis provided in any underwriting agreements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such arrangements. No Holder may participate in any registration hereunder unless such Holder executes and delivers an agreement not to divulge any proprietary or confidential information of the Company or any of its subsidiaries which becomes known to such Holder in connection with any such registration.

    3.   Registration Procedures

         In connection with the Company's registration obligations hereunder, the Company shall:

         (a) Prepare and file with the Commission a Registration Statement in accordance with Section 2(a). Not less than seven (7) Business Days (or such longer period as may be reasonably practicable) prior to the intended filing date of the Registration Statement or any related Prospectus or any amendment or supplement thereto (excluding any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to the Holders, their Special Counsel and any managing underwriters copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, their Special Counsel and such managing underwriters, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to such Holders and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities, their Special Counsel, or any managing underwriters, shall reasonably object in writing within four (4) Business Days of their receipt thereof, in which case the Company shall revise the Registration Statement and Prospectus substantially in accordance with the reasonable comments of the Holders of a majority of the Registrable Securities, their Special Counsel, or any managing underwriters until such person or entity approves the Registration Statement and Prospectus for filing. If the Company is unable to file the Registration Statement with the Commission by the Filing Date solely because of the additional time necessary to address such comments, then the Filing Date shall be extended by the amount of time reasonably necessary for the Company to make the necessary revisions to the Registration Statement and Prospectus in order to receive filing approval from such person or entity.

         (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the Registrable Securities for the

Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as practicable to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and promptly provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

         (c) Notify the Holders of Registrable Securities to be sold, their Special Counsel and any managing underwriters as promptly as practicable (and, in the case of (i)(A) below, not less than three (3) days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than two (2) Business Days following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company need not provide the Holders with the details of any such event if the last paragraph of this Section 3 shall be applicable to such event.

         (d) Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as reasonably practicable.

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

         (e) If requested by any managing underwriter or the Holders of a majority in interest of the Registrable Securities to be sold in connection with an Underwritten Offering, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information concerning the manner of distribution of Registrable Securities as such managing underwriters and such Holders reasonably agree should be included therein and
(ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action pursuant to this Section 3(e) that would, in the opinion of counsel for the Company, violate applicable law or be materially detrimental to the business prospects of the Company.

         (f) Furnish to each Holder, their Special Counsel and any managing underwriters, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

         (g) Promptly deliver to each Holder, their Special Counsel, and any underwriters, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders and any underwriters in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

         (h) Prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the selling Holders, any underwriters and their Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder or underwriter requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

         (i) Cooperate with the Holders and any managing underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall be free, to the extent

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permitted by applicable law, of all restrictive legends, and to enable such
Registrable Securities to be in such denominations and registered in such names as any such managing underwriters or Holders may request at least two Business Days prior to any sale of Registrable Securities.

         (j)  Upon the occurrence of any event contemplated by Section
3(c)(vi), except as contemplated by the last paragraph of this Section 3, as promptly as reasonably practicable, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (k) Use its reasonable best efforts to cause all Registrable Securities relating to such Registration Statement to be listed on The Nasdaq National Market and any other securities exchange, quotation system, market or over-the-counter bulletin board, if any, on which similar securities issued by the Company are then listed as and when required pursuant to the Purchase Agreement.

         (l) Enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings) and take all such other actions in connection therewith (including those reasonably requested by any managing underwriters and the Holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities, and whether or not an underwriting agreement is entered into, (i) make such representations and warranties to such Holders and such underwriters as are customarily made by issuers to underwriters in underwritten public offerings, and confirm the same if and when reasonably requested; (ii) in the case of an Underwritten Offering obtain and deliver copies thereof to the managing underwriters, if any, of opinions of counsel to the Company and updates thereof addressed to each such managing underwriter, in form, scope and substance reasonably satisfactory to any such managing underwriters and Special Counsel to the selling Holders covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by such Special Counsel and underwriters; (iii) immediately prior to the effectiveness of the Registration Statement, and, in the case of an Underwritten Offering, at the time of delivery of any Registrable Securities sold pursuant thereto, obtain and deliver copies to the Holders and the managing underwriters, if any, of "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to each selling Holder and each of the underwriters, if any, in form and substance as are customary in connection with Underwritten Offerings; (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling Holders and the underwriters, if any, than those set forth in Section 6 (or such other provisions and procedures acceptable to the Company, the managing underwriters, if any, and holders of a majority of Registrable Securities participating in such Underwritten Offering); and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold, their Special Counsel and any managing underwriters to evidence the continued validity of the representations and warranties made pursuant to clause 3(l)(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

         (m) Make available for inspection by the selling Holders, any representative of such Holders, any underwriter participating in any disposition of Registrable Securities, and any attorney or accountant retained by such selling Holders or underwriters, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors, agents and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by any such Holder, representative, underwriter, attorney or accountant in connection with the Registration Statement; provided, however, that such records, documents, properties and information requested to be inspected or supplied are of the kind necessary to be inspected or obtained by the selling Holders in connection with the disposition of the Registrable Securities; provided, further, that any information that is determined in good faith by the Company in writing to be of a confidential nature at the time of delivery of such information shall be kept confidential by such Persons, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities; (ii) disclosure of such information, in the opinion of counsel to such Person, is required by law; (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person; or (iv) such information becomes available to such Person from a source other than the Company and such source is not known by such Person, after due inquiry, to be bound by a confidentiality agreement with the Company.

         (n) Comply with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts Underwritten Offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall cover said 12-month period, or such shorter periods as is consistent with the requirements of Rule 158.

         The Company may require each selling Holder to furnish to the Company such information, including information regarding the distribution of such Registrable Securities, as is required by law to be disclosed in the Registration Statement and the Company may exclude from such registration the Registrable Securities of any such Holder who fails to furnish such information within a reasonable time after receiving such request. The failure by the Company to file the Registration Statement by the Filing Date, to cause it to become effective by the Effectiveness Date or to maintain its effectiveness for the Effectiveness Period, if due to the breach of a Holder's obligations under this Section, shall not be deemed a breach of the Company's obligations under this Agreement or the Purchase Agreement with respect to such Holder, however, the Company's obligations to Holders that timely furnish such information shall remain in full force and effect.

         If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force) the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

         Each Holder agrees by its acquisition of such Registrable Securities that (i) it will not sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in Section 3(g) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 3(c) and (ii) it will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to the Registration Statement.

         Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(c)(vi), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

         If (a) there is material non-public information regarding the Company which the Company's senior management or Board of Directors reasonably determines not to be in the Company's best interest to disclose and which the Company is not otherwise required to disclose, or (b) there is a significant business opportunity or event (including but not limited to the acquisition or disposition of assets or any merger, consolidation, tender offer, joint venture, strategic alliance or other similar transaction) available to the Company which the Company's senior management or Board of Directors reasonably determines not to be in the

Company's best interest to disclose, then the Company may postpone or suspend filing or effectiveness of a registration statement, prospectus, prospectus supplement or any report, form or statement incorporated by reference or to be incorporated by reference into any of the foregoing, or any amendment to any of the foregoing, and, upon delivery of written notice from the Company of any such postponement or suspension, Holders shall cease and be prohibited from making any offers or sales of Registrable Securities pursuant thereto.

         4.   Registration Expenses

         (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall, except as and to the extent specified in Section 4(b), be borne by the Company whether or not pursuant to an Underwritten Offering and whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with The Nasdaq National Market and each other securities exchange or market on which Registrable Securities are required hereunder to be listed and (B) in compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel for the Holders in connection with Blue Sky qualifications of the Registrable Securities or exemptions from such qualification and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriters, if any, or the Holders of a majority of Registrable Securities may reasonably designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, or by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) reasonable messenger, telephone and delivery expenses, (iv) reasonable fees and disbursements of counsel for the Company and one firm of Special Counsel for the Holders, in the case of the Special Counsel, to a maximum amount of $10,000 for the initial registration statement required to be filed pursuant to this Agreement and $5,000 for any additional registration statement filed pursuant to the penultimate sentence of Section 2(a), (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

         (b) If the Holders require an Underwritten Offering pursuant to the terms hereof, the Company shall be responsible for all costs, fees and expenses in connection therewith, except for the fees and disbursements of the Underwriters (including any underwriting commissions and discounts) and their legal counsel and accountants.

    5.   Indemnification

         (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents (including any underwriters retained by such Holder in connection with the offer and sale of Registrable Securities), brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (including, without limitation, any information incorporated therein pursuant to Section 3(e) hereof) and/or (ii) such losses arise directly from the failure of a Holder to comply with the prospectus delivery requirements applicable to it (provided that the Company has timely prepared all necessary prospectus supplements or amendments and provided them to the Holders or their representatives in accordance with the terms of this Agreement and otherwise done all things required of it in this Agreement so as not to adversely affect the ability of any Holder to timely comply with such Holder's delivery requirements). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

         (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, the directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses arising (i) (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) solely out of or based solely upon any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such Holder to the Company expressly for use therein or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder for use in the Registration Statement, such Prospectus or such form of Prospectus, and (ii) directly from the failure of a Holder to comply with the prospectus delivery requirements applicable to it (provided that the Company has timely prepared all necessary prospectus supplements or amendments and provided them to the Holders or their representatives in accordance with the terms of this Agreement and otherwise done all things required of it in this Agreement so as not to adversely affect the ability of any Holder to timely comply with such Holder's delivery requirements). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

         (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume in the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses reasonably incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

         An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel in writing that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided that if more than one Indemnified Party is seeking indemnification with respect to the same Proceeding, the Indemnifying Party shall not be required to pay for more than one separate counsel for all such Indemnified Parties as a group. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld, delayed or conditioned, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party.

         All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within 20 Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

         (d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount of proceeds actually received by such Holder. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may otherwise have to the Indemnified Parties.

    6.   Miscellaneous

         (a) Granting of Rights Agreements. The Company shall not grant any registration rights in respect of any shares of capital stock of the Company or other securities of the Company if such rights would be superior to the registration rights granted to the Holders under this Agreement; provided, however, that the Holders hereby consent and agree that (i) the Company may grant in other agreements to other holders of securities of the Company registration rights which rank ratably with the registration rights granted hereunder to the Holders and (ii) the Company may make such grants in connection with the IXC Transaction, to the extent that such registration rights rank ratably with the registration rights granted hereunder to the Holders.

         (b) Remedies. In the event of a breach by the Company or by a Holder of any of its obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled, to the extent permitted by applicable law, to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

         (c) Piggy-Back Registrations. If at any time prior to the third anniversary of the date of this Agreement when there is not an effective Registration Statement the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each Holder written notice of such determination and, if within twenty (20) days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of the Registrable Securities such Holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this paragraph that are eligible for sale pursuant to Rule 144(k) of the Commission.

         (d) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least two-thirds of the then outstanding Registrable Securities; provided, however, that, for the purposes of this sentence, Registrable Securities that are owned, directly or indirectly, by the Company or a controlled Affiliate of the Company are not deemed outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

         (e) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be delivered and deemed effective in accordance with the terms of
Section 5.3 of the Purchase Agreement. Notices shall be sent to the parties hereto to there addresses for notice set forth in the Purchase Agreement except that with respect to any other registered Holder who is not a party to this Agreement, to the address of such Holder as it appears in the stock transfer books of the Company, or such other address as may be designated in writing hereafter, in the same manner, by such Person.

         (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. Each Holder may assign its rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

         (g) Assignment of Registration Rights. The rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by the Holder to any permitted assignee or transferee of all or a portion of the Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement. The rights to assignment shall apply to the Holder (and to subsequent) permitted successors and assigns.

         (h) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.
In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

         (i) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

         (j) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

         (k) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

         (l) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (m) Shares Held by The Company and its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its controlled Affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

         (n) Prior and Other Registration Rights Agreements. Notwithstanding any provision of this Agreement, it is the intention of the parties hereto that the provisions of this

Agreement shall rank ratably with the registration rights granted or to be granted under the Other Registration Rights Agreements, and, to the extent the provisions of this Agreement conflict with or are inconsistent with any such registration rights granted or to be granted pursuant to the Other Registration Rights Agreements, such conflict or inconsistency shall be resolved in a manner which affords the holders of registration rights under the Other Registration Rights Agreements the ratable benefits of this Agreement.

                     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                              SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                   PSINET INC.


                   By:  William L. Schrader
                        --------------------------------
                        Name: William L. Schrader
                        Title: Chairman, President & CEO

                   LEHMAN BROTHERS INC.


                   By:  /s/Skye Lucas
                        --------------------------------
                        Name: Skye Lucas
                        Title: Managing Director

                   SBC WARBURG DILLON READ INC.


                   By:  /s/Ryan Primmer
                        --------------------------------
                        Name: Ryan Primmer
                        Title: Director

                   By:  /s/Daniel Coleman
                        --------------------------------
                        Name: Daniel Coleman
                        Title: Managing Director

                   KA INVESTMENTS, LDC


                   By:  /s/Kelly Ireland
                        --------------------------------
                        Name: Kelly Ireland
                        Title: Assistant Manager/Mutual Funds

                   BROWN SIMPSON STRATEGIC GROWTH FUND, L.P.


                   By:  /s/James R. Simpson
                        --------------------------------
                        Name: James R. Simpson
                        Title: Principle